EXHIBIT 99

                                  PRESS RELEASE

     WOOD-RIDGE, NEW JERSEY, OCTOBER 28, 1997 -- 1st Bergen Bancorp (NASDAQ/NMS:FBER), the holding company for South Bergen Savings Bank, announced net income for the third quarter ended September 30, 1997, of $490,000 compared to $416,000 for the same period last year before reflecting the one-time FDIC special assessment on thrift institutions to recapitalize The Savings Association Insurance Fund (SAIF) which resulted in a net loss for the third quarter of 1996 of ($399,000).

     The $74,000 increase in earnings over the prior year is primarily attributable to a $149,000 increase in net interest income, a decrease in the provision for loan losses of $161,000, partially offset by increases in non-interest expense and tax expense of $414,000 and $60,000, respectively, exclusive of the one-time SAIF assessment of $1.3 million.

     The Company earned $0.18 cents per share for the quarter ended September 30, 1997, compared to ($0.13) cents per share for the same period last year.

     Net interest income before provision for loan losses was $2.3 million for the three months ended September 30, 1997, as compared to $2.1 million for the same period last year. For the quarter ended September 30, 1997, the provision for loan losses was $100,000 compared to $261,000 for the same period last year. Non-interest income and non-interest expense totalled $80,000 and $1.5 million, respectively, for the three months ended September 30, 1997, as compared to $54,000 and $1.1 million, respectively, for the same period in the prior year, exclusive of the one-time SAIF assessment of $1.3 million.


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


     Total assets at September 30, 1997, were $284.7 million versus $247.1 million at December 31, 1996, an increase of 15.2%. This increase is primarily attributable to management's decision to begin a leverage program in April 1997, using low cost Federal Home Loan Bank borrowing to fund the purchase of higher yielding mortgage-backed and investment securities.

     Net loans totalled $121.0 million at September 30, 1997, compared to $123.8 million at December 31, 1996, a decrease of $2.8 million, or 2.31%.

     The ratio of non-performing loans to total assets was .77% at September 30, 1997, as compared to .62% at December 31, 1996, and .76% at June 30, 1997. The ratio of non-performing assets to total assets was .84% at September 30, 1997, as compared to .83% at December 31, 1996, and June 30, 1997. Real estate owned totalled $209,300 at September 30, 1997, compared to $537,000 at December 31, 1996, and $200,600 at June 30, 1997.

     During the quarter ended September 30, 1997, the company completed its second 5% stock buyback in which 150,765 shares of 1st Bergen stock were repurchased.


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


                               1ST BERGEN BANCORP

            CONSOLIDATED STATEMENTS OF INCOME FOR THREE MONTHS ENDED

===============================================================================
                                                  |   9/30/97    |   9/30/96
--------------------------------------------------|--------------|-------------
Interest Income:                                  |              |
--------------------------------------------------|--------------|-------------
  Loans receivable                                |  $2,439,630  |  $2,470,210
--------------------------------------------------|--------------|-------------
  Investment securities held to maturity          |     950,813  |     641,364
  ------------------------------------------------|--------------|-------------
  Investment securities available for sale        |     485,132  |     279,017
  ------------------------------------------------|--------------|-------------
  MBS Securities held to maturity                 |     912,599  |     856,610
--------------------------------------------------|--------------|-------------
  MBS securities available for sale               |     125,648  |      44,502
--------------------------------------------------|--------------|-------------
  FHLB stock                                      |      27,683  |      24,299
--------------------------------------------------|--------------|-------------
  FHLB deposits                                   |     161,007  |      72,412
                                                  |  ----------  |  ----------
--------------------------------------------------|--------------|-------------
TOTAL INTEREST INCOME                             |   5,102,512  |   4,388,414
-------------------------------------------------------------------------------
Interest Expense:
-------------------------------------------------------------------------------
  Deposits                                        |   2,398,752  |   2,247,030
--------------------------------------------------|--------------|-------------
  Advances from FHLB                              |     413,450  |           0
                                                  |  ----------  |  ----------
--------------------------------------------------|--------------|-------------
  Total Interest Expense                          |   2,812,202  |   2,247,030
--------------------------------------------------|--------------|-------------
  Net Interest Income before Provision            |              |
    for Loan Losses                               |   2,290,310  |   2,141,384
--------------------------------------------------|--------------|-------------
  Provision for loan losses                       |     100,000  |     261,000
                                                  |  ----------  |  ----------
--------------------------------------------------|--------------|-------------
NET INTEREST INCOME AFTER PROVISION               |   2,190,310  |   1,880,384
--------------------------------------------------|--------------|-------------
  Non-Interest Income:                            |              |
--------------------------------------------------|--------------|-------------
    Loan fees and service charges                 |      46,734  |      36,639
--------------------------------------------------|--------------|-------------
    Other                                         |      32,752  |      17,056
                                                  |  ----------  |  ----------
--------------------------------------------------|--------------|-------------
TOTAL NON-INTEREST INCOME                         |      79,486  |      53,695
--------------------------------------------------|--------------|-------------
Non-Interest Expense:                             |              |
--------------------------------------------------|--------------|-------------
  Compensation and employee benefits              |     861,194  |     557,726
--------------------------------------------------|--------------|-------------
  Occupancy                                       |      76,576  |      69,846
--------------------------------------------------|--------------|-------------
  Equipment                                       |     112,656  |      97,041
--------------------------------------------------|--------------|-------------
  Advertising                                     |      44,738  |      46,562
--------------------------------------------------|--------------|-------------
  Federal insurance premiums                      |      34,432  |   1,381,237
--------------------------------------------------|--------------|-------------
  Net gain from REO                               |      24,558  |     143,366
--------------------------------------------------|--------------|-------------
  Insurance and bond premium                      |      31,619  |      25,690
--------------------------------------------------|--------------|-------------
  Other Expenses                                  |     303,345  |     229,470
                                                  |  ----------  |  ----------
--------------------------------------------------|--------------|-------------
TOTAL NON-INTEREST EXPENSE                        |   1,489,118  |   2,550,938
--------------------------------------------------|--------------|-------------
Income (loss) before taxes                        |     780,678  |    (616,859)
--------------------------------------------------|--------------|-------------
Federal and State tax expense (benefit)           |     291,110  |    (218,368)
                                                  |  ----------  |  ----------
--------------------------------------------------|--------------|-------------
NET INCOME (LOSS)                                 |  $  489,568  |  $ (398,491)
                                                  |  ==========  |  ==========
--------------------------------------------------|--------------|-------------
Earnings Per Share                                |  $      .18  |  $     (.13)
                                                  |  ----------  |  ----------
===============================================================================


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


                               1ST BERGEN BANCORP

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

==============================================================================
                                                |     9/30/97    |    12/31/96
------------------------------------------------|----------------|--------------
ASSETS:                                         |                |
------------------------------------------------|----------------|--------------
  Cash and due from banks                       |  $  2,689,818  |  $  5,230,770
------------------------------------------------|----------------|--------------
  Interest-bearing deposits in other banks      |    14,300,000  |     2,500,000
                                                |  ------------  |  ------------
------------------------------------------------|----------------|--------------
Total cash and cash equivalents                 |    16,989,818  |     7,730,770
------------------------------------------------|----------------|--------------
Investment securities held to maturity          |    55,080,861  |    33,135,851
------------------------------------------------|----------------|--------------
Investment securities available for sale        |    19,727,691  |    19,603,938
------------------------------------------------|----------------|--------------
MBS securities held to maturity                 |    52,469,410  |    51,768,925
------------------------------------------------|----------------|--------------
MBS securities available for sale               |    10,682,108  |     2,817,001
------------------------------------------------|----------------|--------------
Loans receivable, net                           |   120,971,128  |   123,824,912
------------------------------------------------|----------------|--------------
Premises and equipment                          |     3,006,472  |     2,699,113
------------------------------------------------|----------------|--------------
Real estate owned                               |       209,300  |       536,700
------------------------------------------------|----------------|--------------
FHLB Stock                                      |     1,627,100  |     1,487,200
------------------------------------------------|----------------|--------------
Accrued interest and dividends receivable       |     1,807,837  |     1,466,434
------------------------------------------------|----------------|--------------
Deferred income taxes                           |     1,804,162  |     1,817,037
------------------------------------------------|----------------|--------------
Other Assets                                    |       362,609  |       184,704
                                                |  ------------  |  ------------
------------------------------------------------|----------------|--------------
TOTAL ASSETS                                    |  $284,738,496  |  $247,072,585
                                                |  ============  |  ============
--------------------------------------------------------------------------------

LIABILITIES & STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
  Deposits                                      |   215,515,904  |   204,154,213
------------------------------------------------|----------------|--------------
  Borrowings                                    |    27,334,000  |             0
------------------------------------------------|----------------|--------------
  Escrow                                        |       983,434  |       932,117
------------------------------------------------|----------------|--------------
  Accrued income taxes                          |     1,069,084  |       591,679
------------------------------------------------|----------------|--------------
  Other liabilities                             |       954,975  |       159,993
                                                |  ------------  |  ------------
------------------------------------------------|----------------|--------------
TOTAL LIABILITIES                               |   245,857,397  |   205,838,002
------------------------------------------------|----------------|--------------
TOTAL STOCKHOLDERS' EQUITY                      |    38,881,099  |    41,234,583
                                                |  ------------  |  ------------
------------------------------------------------|----------------|--------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        |  $284,738,496  |  $247,072,585
                                                |  ============  |  ============
================================================================================


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